Exhibit 32.1

                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Libra Alliance Corporation certifies pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 25, 2005
                                      /s/ April L. Marino
                                      ____________________________________
                                      April L. Marino
                                      Principal Executive Officer
                                      Principal Financial Officer